                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 20, 1998

                            NETWORKS ASSOCIATES, INC.
                       (FORMERLY MCAFEE ASSOCIATES, INC.)
             (Exact name of registrant as specified in its charter)

        Delaware                    000-20558                   77-0316593
  (State or other            (Commission File Number)       (I.R.S. Employer
   jurisdiction of                                          Identification No.)
    incorporation)
                               2805 Bowers Avenue
                          Santa Clara, California 95051
                    (Address of principal executive offices)

                                 (408) 988-3832
              (Registrant's telephone number, including area code)

ITEM 5.     OTHER EVENTS

      On January 20, 1998 Networks Associates, Inc. issued a press release reporting revenue and earnings for the fourth quarter and the twelve months ended December 31, 1997.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

      (a)   Exhibits:

            99.1 Press Release dated January 20, 1998.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         NETWORKS ASSOCIATES, INC.

Dated:  February 10, 1998                By:/s/ Prabhat K. Goyal
                                                --------------------------------
                                                Prabhat K. Goyal
                                                Chief Financial Officer

                                INDEX TO EXHIBITS

EXHIBIT NO.       DESCRIPTION
-----------       -----------
99.1              Press Release dated January 20, 1998.